EXHIBIT 99.1

UNAUDITED RECONCILIATION OF FINANCIAL DATA

The following tables present the historical unaudited financial information for the Apollo Operating Group as of and for the fiscal year ended December 31, 2018. The Apollo Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Apollo Operating Group has been reconciled to Apollo Global Management, LLC’s financial statements for the relevant periods.

	As of December 31, 2018
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other (1)	Total Apollo Global Management, LLC Consolidated
Statement of Financial Data	(dollars in thousands)
Assets:
Cash and cash equivalents	$608,181	$4	$1,562	$609,747
Restricted cash	3,457	—	—	3,457
U.S. Treasury securities, at fair value	392,932	—	—	392,932
Investments (includes performance allocations of $912,182 as of December 31, 2018)	2,811,445	558	(89,391)	2,722,612
Assets of consolidated variable interest entities:
Cash and cash equivalents	—	49,671	—	49,671
Investments, at fair value	—	1,175,985	(308)	1,175,677
Other assets	—	65,543	—	65,543
Incentive fee receivable	6,792	—	—	6,792
Due from related parties	522,122	—	(144,014)	378,108
Deferred tax assets, net	5,999	—	300,095	306,094
Other assets	174,087	—	(817)	173,270
Goodwill	88,852	—	—	88,852
Intangible assets, net	18,899	—	—	18,899
Total Assets	$4,632,766	$1,291,761	$67,127	$5,991,654

Liabilities and Shareholders’ Equity
Liabilities:
Accounts payable and accrued expenses	$70,791	$—	$87	$70,878
Accrued compensation and benefits	73,583	—	—	73,583
Deferred revenue	111,097	—	—	111,097
Due to related parties	139,537	—	285,898	425,435
Profit sharing payable	452,141	—	—	452,141
Debt	1,360,448	—	—	1,360,448
Liabilities of consolidated variable interest entities:
Debt, at fair value	—	899,651	(44,190)	855,461
Other liabilities	—	79,244	(267)	78,977
Due to related parties	—	1,787	(1,787)	—
Other liabilities	111,794	—	—	111,794
Total Liabilities	2,319,391	980,682	239,741	3,539,814

Shareholders’ Equity:
Apollo Global Management, LLC shareholders' equity:
Series A Preferred shares, 11,000,000 shares issued and outstanding as of December 31, 2018	264,398	—	—	264,398
Series B Preferred shares, 12,000,000 shares issued and outstanding as of December 31, 2018	289,815	—	—	289,815
Additional paid in capital	—	—	1,299,418	1,299,418
Accumulated deficit	953,366	17,673	(1,444,315)	(473,276)
Accumulated other comprehensive loss	(4,043)	(2,479)	2,363	(4,159)
Total Apollo Global Management, LLC shareholders’ equity	1,503,536	15,194	(142,534)	1,376,196
Non-Controlling Interests in consolidated entities	5,717	295,885	(30,080)	271,522
Non-Controlling Interests in Apollo Operating Group	804,122	—	—	804,122
Total Shareholders’ Equity	2,313,375	311,079	(172,614)	2,451,840
Total Liabilities and Shareholders’ Equity	$4,632,766	$1,291,761	$67,127	$5,991,654

(1)	Includes eliminations for VIE and fund consolidation and entities not included in the Apollo Operating Group.

	For the Year Ended December 31, 2018
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other(1)	Total Apollo Global Management, LLC Consolidated
Statement of Operating Data	(dollars in thousands)
Revenues:
Management fees	$1,349,234	$—	$(3,982)	$1,345,252
Advisory and transaction fees, net	112,278	—	—	112,278
Investment income (loss):
Performance allocations	(392,061)	—	(8,244)	(400,305)
Principal investment income	9,282	—	(4,160)	5,122
Total investment income (loss)	(382,779)	—	(12,404)	(395,183)
Incentive fees	30,718	—	—	30,718
Total Revenues	1,109,451	—	(16,386)	1,093,065

Expenses:
Compensation and benefits:
Salary, bonus and benefits	459,604	—	—	459,604
Equity-based compensation	173,228	—	—	173,228
Profit sharing expense	(57,833)	—	—	(57,833)
Total compensation and benefits	574,999	—	—	574,999
Interest expense	59,369	—	5	59,374
General, administrative and other	266,105	—	339	266,444
Placement fees	2,122	—	—	2,122
Total Expenses	902,595	—	344	902,939

Other Income (Loss):
Net losses from investment activities	(186,426)	(23)	—	(186,449)
Net gains from investment activities of consolidated variable interest entities	—	39,840	5,272	45,112
Interest income	21,882	11	(1,239)	20,654
Other income, net	418	—	35,411	35,829
Total Other Income (Loss)	(164,126)	39,828	39,444	(84,854)
Income before income tax provision	42,730	39,828	22,714	105,272
Income tax provision	(9,764)	—	(76,257)	(86,021)
Net Income	32,966	39,828	(53,543)	19,251
Net income attributable to Non-Controlling Interests	(2,156)	(27,471)	—	(29,627)
Net Income (Loss) Attributable to Apollo Global Management, LLC	30,810	12,357	(53,543)	(10,376)
Net income attributable to Series A Preferred Shareholders	(17,531)	—	—	(17,531)
Net income attributable to Series B Preferred Shareholders	(14,131)	—	—	(14,131)
Net Income (Loss) Attributable to Apollo Global Management, LLC Class A Shareholders	$(852)	$12,357	$(53,543)	$(42,038)

(1)	Includes eliminations for VIE and fund consolidation and entities not included in the Apollo Operating Group.